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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   June 2, 2005
                                                --------------------------------

                         DOCUMENT SECURITY SYSTEMS, INC.
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(Exact name of Registrant as specified in charter)


        New York                  0-14621                    16-1229730
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(State or other jurisdic-       (Commission                (IRS Employer
 tion of incorporation)         File Number)               Identification No.)


First Federal Plaza Suite 1525 28 East Main Street, Rochester, New York    14614
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (585) 325-3610
                                                  ---------------

         (Former name or former address, if changed since last report.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 APPOINTMENT OF PRINCIPAL OFFICERS

         Document Security Systems Inc. ("Document Security" or "DSS") has hired a new controller who will serve as the principal accounting officer for DSS. Mr. Philip Jones is expected to commence his duties on June 13, 2005.

         Mr. Jones does not have a formal employment agreement with DSS and had no prior business relationship with DSS.

         Since October 2000, Mr. Jones has been Controller at American Fiber Systems, Inc. located in Rochester, NY. From December 1998 through October 2000, Mr. Jones was the Accounting Manager and Director of Finance for Zapata Corporation. In addition, for a two year term from February 2003 through July 2004, Mr. Jones held a position at the public accounting firm of PriceWaterhouseCoopers. Mr. Jones previously served as a senior auditor at Arthur Andersen from December 1996 through December 1998.

         Mr. Jones is a certified public accountant and has a master of Business Administration from the Rochester Institute of Technology which he received in 1994. Mr. Jones received his Bachelor of Arts in Economics from the State University of New York at Genoseo in 1991.

ITEM 8.01 OTHER EVENTS.

         The Board of Directors of DSS has approved a proposed plan of sale, adopted pursuant to Rule 10b-5, for Mr. Thomas Wicker for a total of up to 65,000 shares of Common Stock owned by him. The proposed plan provides that Mr. Wicker will sell the shares between a date commencing as early as five days after the filing of this Report and December 31, 2005. Mr. Wicker is an officer and director of DSS. Mr. Wicker owns a total of 1,025,000 shares of Common Stock.


Item 9.01 Financial Statements and Exhibits.

         None


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SIGNATURE

FORM 8-K OF DOCUMENT SECURITY SYSTEMS DATED JUNE 6 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2005                     DOCUMENT SECURITY SYSTEMS, INC.
                                                 (Registrant)

                                                 By: /s/ Patrick A. White
                                                    --------------------
                                                 Patrick A. White
                                                 Chief Executive Officer


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